FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R5	CLASS R6	CLASS Y
	PDREX	PDRBX	PDRFX	PDRTX	PDRRX	PDRLX	PDRGX	PDRYX

Putnam Dynamic Risk Allocation Fund

Summary prospectus
9|30|12

A world of investing.™

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Before you invest, you may wish to review the fund's prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund's prospectus and SAI, both dated 9/30/12, are incorporated by reference into this summary prospectus.

Goal

Putnam Dynamic Risk Allocation Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 20 of the fund's prospectus and in How to buy shares beginning on page II-1 of the fund's statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

2

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

							Total
							annual
							fund
							operating
		Distri-			Total		expenses
		bution and		Acquired	annual		after
	Manage-	service		fund	fund	Expense	expense
Share	ment	(12b-1)	Other	fees and	operating	reimburse-	reimburse-
class	fees	fees	expenses	expenses	expenses	ment#	ment

Class A	0.91%	0.25%	0.69%	0.01%	1.86%	(0.45)%	1.41%
Class B	0.91%	1.00%	0.69%	0.01%	2.61%	(0.45)%	2.16%
Class C	0.91%	1.00%	0.69%	0.01%	2.61%	(0.45)%	2.16%
Class M	0.91%	0.75%	0.69%	0.01%	2.36%	(0.45)%	1.91%
Class R	0.91%	0.50%	0.69%	0.01%	2.11%	(0.45)%	1.66%
Class R5	0.91%	N/A	0.66%<	0.01%	1.58%	(0.42)%	1.16%
Class R6	0.91%	N/A	0.56%<	0.01%	1.48%	(0.32)%	1.16%
Class Y	0.91%	N/A	0.69%	0.01%	1.61%	(0.45)%	1.16%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least September 30, 2013. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

3

Share class	1 year	3 years	5 years	10 years

Class A	$710	$1,085	$1,484	$2,595
Class B	$719	$1,069	$1,545	$2,728
Class B (no redemption)	$219	$769	$1,345	$2,728
Class C	$319	$769	$1,345	$2,911
Class C (no redemption)	$219	$769	$1,345	$2,911
Class M	$537	$1,019	$1,527	$2,919
Class R	$169	$618	$1,093	$2,406
Class R5	$118	$458	$821	$1,843
Class R6	$118	$437	$778	$1,741
Class Y	$118	$464	$834	$1,873

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund's turnover rate for the period September 19, 2011 through May 31, 2012 was 41%.

Investments, risks, and performance

Investments

The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, we believe that the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio.

The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

We allocate the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. We typically use leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify, or balance, risk exposure. We expect that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market

4

conditions, although the amounts of leverage may be significantly higher or lower at any given time. We believe that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, we make dynamic adjustments to the fund’s asset allocations as the market environment changes. We use qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that we believe will enable the fund to perform well in a variety of environments. We also use active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage.

When making particular investments within an asset class, we may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts to a significant extent, for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. We may also engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

5

Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments (particularly investments in emerging markets) may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. Commodity-linked notes are subject to the same risks as commodities, such as weather, disease, political, tax and other regulatory developments and other factors affecting the value of commodities. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2011

James Fetch, Portfolio Manager, portfolio manager of the fund since 2011

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2011

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2011

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2011

6

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor's website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

7

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP735 277271 9/12 Putnam Retail Management